As filed with the Securities and Exchange Commission on September 10, 2010
Registration Statement No. 333- 166567

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
POST-EFFECTIVE AMENDMENT NO. 1 TO
FORM S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(For Co-Registrants, Please See Table of Other Registrants on the Following Page)

Delaware	4953	65-0716904
(State or Other Jurisdiction of	(Primary Standard Industrial	(IRS Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)
18500 North Allied Way
Phoenix, Arizona 85054
(480) 627-2700
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Michael P. Rissman, Esq.
Republic Services, Inc.
Executive Vice President,
General Counsel and Secretary
18500 North Allied Way 85054
Phoenix, Arizona 85054
(480) 627-2700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)
With a copy to:
Jodi A. Simala, Esq.
Mayer Brown LLP
71 S. Wacker Drive
Chicago, Illinois 60606
(312) 782-0600
     Approximate date of commencement of proposed sale of the securities to the public: Not applicable.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
     This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

SIGNATURES

TABLE OF OTHER REGISTRANTS
The Address, Including Zip Code, and Telephone Number, Including Area Code, of each Co-Registrant’s Principal
Executive Offices is 18500 North Allied Way Phoenix, AZ 85054, (480) 627-2700.

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562
Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, Inc.	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, Inc.	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243
Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	—
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI International, Inc.	Delaware	98-0055699
BFI REF-FUEL, INC.	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	—
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	—

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534
BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	—
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Financial Services, Inc.	Delaware	76-0485106
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546
Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
H Leasing Company, LLC	Delaware	86-1013761
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426
Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Financial LP, Inc.	Delaware	65-1008378
Republic Services Financial, Limited Partnership	Delaware	65-1008373
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061
Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	—

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024
Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	—
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Blue Ridge Landfill General Partnership	Kentucky	91-2079015
Green Valley Landfill General Partnership	Kentucky	91-2078719
Morehead Landfill General Partnership	Kentucky	—
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	—
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527
Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	—
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153
Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362
Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	—
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	—
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497
Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C.	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	—
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

REMOVAL OF SECURITIES FROM REGISTRATION
This Post-Effective Amendment No. 1 is being filed by Republic Services, Inc. (the “Company”) and its co-registrant subsidiary guarantors (together with the Company, the “Registrants”) to deregister certain securities previously registered pursuant to the Registration Statement on Form S-4, as amended (Registration No. 333-166567) (the “Registration Statement”), on which the Registrants registered up to $850,000,000 aggregate principal amount of the Company’s 5.00% notes due 2020 (the “2020 exchange notes”), $600,000,000 aggregate principal amount of the Company’s 5.25% notes due 2021 (the “2021 exchange notes”), $650,000,000 aggregate principal amount of the Company’s 5.50% notes due 2019 (the “2019 exchange notes”), and $650,000,000 aggregate principal amount of the Company’s 6.20% notes due 2040 (the “2040 exchange notes”) and related guarantees to be issued in exchange for (the “Exchange Offer”) the Company’s outstanding unregistered 5.00% notes due 2020, 5.25% notes due 2021, 5.50% notes due 2019 and 6.20% notes due 2040, respectively, and related guarantees.
Upon completion of the Exchange Offer, the Company issued $850,000,000 of its 2020 exchange notes, $600,000,000 of its 2021 exchange notes, $650,000,000 of its 2019 exchange notes and $649,000,000 of its 2040 exchange notes. $1,000,000 of the 2040 exchange notes were not issued in the Exchange Offer due to the non-tender of $1,000,000 aggregate principal amount of the Company’s outstanding unregistered 6.20% notes due 2040.
In accordance with an undertaking made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities being registered which remain unsold at the termination of the offering, the Registrants hereby amend the Registration Statement to remove from registration the $1,000,000 of 2040 exchange notes and the guarantees related to such exchange notes that were not issued in the Exchange Offer and to terminate the effectiveness of the Registration Statement.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Republic Services, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

REPUBLIC SERVICES, INC.
By:	/s/ James E. O’Connor *
James E. O’Connor
Chairman of the Board and Chief Executive Officer (principal executive officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title
/s/ James E. O’Connor * James E. O’Connor	Chairman of the Board and Chief Executive Officer (principal executive officer)
/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer (principal financial officer)
/s/ Charles F. Serianni * Charles F. Serianni	Senior Vice President and Chief Accounting Officer (principal accounting officer)
/s/ John W. Croghan * John W. Croghan	Director
/s/ James W. Crownover * James W. Crownover	Director
/s/ William J. Flynn * William J. Flynn	Director
/s/ David I. Foley * David I. Foley	Director

Signature	Title
/s/ Michael Larson * Michael Larson	Director
/s/ Nolan Lehmann * Nolan Lehmann	Director
/s/ W. Lee Nutter *	Director
W. Lee Nutter
/s/ Ramon A. Rodriguez *	Director
Ramon A. Rodriguez

/s/ Donald W. Slager Donald W. Slager	Director
/s/ Allan C. Sorensen * Allan C. Sorensen	Director
/s/ John M. Trani * John M. Trani	Director
/s/ Michael W. Wickham * Michael W. Wickham	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule A hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title
/s/ Donald W. Slager * Donald W. Slager	President and Director (principal executive officer)
/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)
/s/ Charles F. Serianni * Charles F. Serianni	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule B hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule B hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature		Title

	/s/ Kevin Walbridge *	President

	Kevin Walbridge	(principal executive officer)

	/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director

	Edward A. Lang, III	(principal financial officer and principal accounting officer)

	/s/ Donald W. Slager *	Director

Donald W. Slager

	/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule C hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule C hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager * Donald W. Slager	Director

/s/ Charles F. Serianni * Charles F. Serianni	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule D hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule D hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule E hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule E hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III *
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on
September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule F hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule F hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule G hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule G hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule H hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule H hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule I hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule I hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule J hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule J hereto
By:	/s/ Edward A. Lang, III*
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule K hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule K hereto
By:	/s/ James E. O’Connor *
James E. O’Connor
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director
James E. O’Connor	(principal executive officer)

/s/ Tod C. Holmes	Chief Financial Officer and Director
Tod C. Holmes	(principal financial officer)

/s/ Charles F. Serianni *	Chief Accounting Officer
Charles F. Serianni	(principal accounting officer)

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule L hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule L hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Thomas E. Miller *	President and Director
Thomas E. Miller	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule M hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule M hereto
By:	/s/ Roger A. Groen Jr. *
Roger A. Groen Jr.
President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Roger A. Groen Jr. *	President and Director
Roger A. Groen Jr.	(principal executive officer, principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule N hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule N hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule O hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule O hereto By: Allied Waste Landfill Holdings, Inc., as General Partner
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill

Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of

Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule P hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule P hereto

By: Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III * Edward A. Lang, III

Vice President — Finance and Treasurer

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor * James E. O’Connor

President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill
Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of
Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc. and
Charles F. Serianni	Chief Accounting Officer of Allied Waste North America, Inc.

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

Signature	Title

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Q hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Q hereto

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor * James E. O’Connor

President and Chief Executive Officer

By: Browning-Ferris Industries of Tennessee, Inc., as General Partner

By:	/s/ Edward A. Lang, III * Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

/s/ Charles F. Serianni *	Chief Accounting Officer of Allied Waste North
Charles F. Serianni	America, Inc. and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ Donald W. Slager *	President and Director of Browning-Ferris Industries of
Donald W. Slager	Tennessee, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of
Edward A. Lang, III	Browning-Ferris Industries of Tennessee, Inc.

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule R hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule R hereto

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Waste Services of Texas GP, Inc.

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Waste Services of

Edward A. Lang, III	Texas GP, Inc.

/s/ Donald W. Slager *	Director of Republic Waste Services of Texas GP, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Waste Services of Texas GP, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule S hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule S hereto

By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of BFI Energy Systems of

Donald W. Slager	Southeastern Connecticut, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of BFI

Edward A. Lang, III	Energy Systems of Southeastern Connecticut, Inc.

/s/ Charles F. Serianni *	Director of BFI Energy Systems of Southeastern

Charles F. Serianni	Connecticut, Inc.

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule T hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule T hereto

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

James E. O’Connor

Chairman of the Board and Chief Executive Officer

By:	Zakaroff Services, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ James E. O’Connor *	Chairman of the Board and Chief Executive Officer of

James E. O’Connor	Republic Services, Inc.

/s/ Tod C. Holmes	Executive Vice President and Chief Financial Officer of

Tod C. Holmes	Republic Services, Inc.

/s/ Charles F. Serianni *	Senior Vice President and Chief Accounting Officer of

Charles F. Serianni	Republic Services, Inc. and Director of Zakaroff
Services

/s/ John W. Croghan *	Director of Republic Services, Inc.

John W. Croghan

/s/ James W. Crownover *	Director of Republic Services, Inc.

James W. Crownover

Signature	Title

/s/ William J. Flynn *	Director of Republic Services, Inc.

William J. Flynn

/s/ David I. Foley *	Director of Republic Services, Inc.

David I. Foley

/s/ Michael Larson *	Director of Republic Services, Inc.

Michael Larson

/s/ Nolan Lehmann *	Director of Republic Services, Inc.

Nolan Lehmann

/s/ W. Lee Nutter *	Director of Republic Services, Inc.

W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director of Republic Services, Inc.

Ramon A. Rodriguez

/s/ Donald W. Slager	Director of Republic Services, Inc., and President and Director of Zakaroff Services

Donald W. Slager

/s/ Allan C. Sorensen *	Director of Republic Services, Inc.

Allan C. Sorensen

/s/ John M. Trani *	Director of Republic Services, Inc.

John M. Trani

/s/ Michael W. Wickham *	Director of Republic Services, Inc.

Michael W. Wickham

/s/ Edward A. Lang, III *	Treasurer and Director of Zakaroff Services

Edward A. Lang, III

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule U hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule U hereto

By:	Rabanco Recycling, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer

By:	Rabanco, Ltd., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Rabanco Recycling, Inc. and Rabanco, Ltd.

Jeff D. Andrews

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of

Edward A. Lang, III	Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Donald W. Slager *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule V hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule V hereto

By:	Republic Silver State Disposal, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Republic Silver State Disposal, Inc.

Jeff D. Andrews

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Silver State

Edward A. Lang, III	Disposal, Inc.

/s/ Donald W. Slager *	Director of Republic Silver State Disposal, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Silver State Disposal, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule W hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule W hereto

By:	Republic Services of Florida GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Florida GP, Inc.

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Services of Florida

Edward A. Lang, III	GP, Inc.

/s/ Donald W. Slager *	Director of Republic Services of Florida GP, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Services of Florida GP, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule X hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule X hereto

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Georgia GP, LLC

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer of Republic Services of Georgia GP, LLC

Edward A. Lang, III

Republic Services, Inc.	Managing Member of Republic Services of Georgia
GP, LLC

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Y hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Y hereto

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

James E. O’Connor

Chairman of the Board and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ James E. O’Connor *	Chairman of the Board and Chief Executive Officer of

James E. O’Connor	Republic Services, Inc.

/s/ Tod C. Holmes	Executive Vice President and Chief Financial Officer of

Tod C. Holmes	Republic Services, Inc.

/s/ Charles F. Serianni *	Senior Vice President and Chief Accounting Officer of

Charles F. Serianni	Republic Services, Inc.

/s/ John W. Croghan *	Director of Republic Services, Inc.

John W. Croghan

/s/ James W. Crownover *	Director of Republic Services, Inc.

James W. Crownover

/s/ William J. Flynn *	Director of Republic Services, Inc.

William J. Flynn

Signature	Title

/s/ David I. Foley *	Director of Republic Services, Inc.

David I. Foley

/s/ Michael Larson *	Director of Republic Services, Inc.

Michael Larson

/s/ Nolan Lehmann *	Director of Republic Services, Inc.

Nolan Lehmann

/s/ W. Lee Nutter *	Director of Republic Services, Inc.

W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director of Republic Services, Inc.

Ramon A. Rodriguez

/s/ Donald W. Slager	Director of Republic Services, Inc.

Donald W. Slager

/s/ Allan C. Sorensen *	Director of Republic Services, Inc.

Allan C. Sorensen

/s/ John M. Trani *	Director of Republic Services, Inc.

John M. Trani

/s/ Michael W. Wickham *	Director of Republic Services, Inc.

Michael W. Wickham

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Z hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Z hereto

By:	Republic Services of Wisconsin GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President of Republic Services of Wisconsin GP, LLC

Kevin Walbridge

/s/ Edward A. Lang, III *	Treasurer of Republic Services of Wisconsin GP, LLC

Edward A. Lang, III

Republic Services, Inc.	Managing Member of Republic Services of Wisconsin
GP, LLC

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AA hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting
officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive
Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BB hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CC hereto
By:	/s/ Edward A. Lang, III
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Landfill Holdings, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DD hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EE hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FF hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GG hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HH hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule II hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule II hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KK hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LL hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Aviation, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MM hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NN hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Green Power, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OO hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PP hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Bridgeton Landfill, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries of Ohio, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RR hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Georgia, Limited Partnership	Managing Member

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SS hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule TT hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule TT hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule UU hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule UU hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

County Disposal (Ohio), Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule VV hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule VV hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services of Illinois, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule WW hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule WW hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

ECDC Holdings, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule XX hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule XX hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule YY hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule YY hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Frontier Waste Services, L.P.	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule ZZ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule ZZ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Services of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AAA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AAA hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

American Disposal Services of Illinois, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BBB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BBB hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CCC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CCC hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Systems, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DDD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DDD hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Ohio Hauling, LLC	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EEE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EEE hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FFF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FFF hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GGG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GGG hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of California Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HHH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HHH hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule III hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule III hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJJ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Michigan Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KKK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KKK hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Continental Waste Industries, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LLL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LLL hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MMM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MMM hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NNN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NNN hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries of Tennessee, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OOO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OOO hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Waste, Limited Partnership	Managing Member

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PPP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PPP hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Brenham Total Roll-Offs, LP	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQQ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Central Virginia Properties, LLC	Managing Member

By: Name:	/s/ Edward A. Lang, III * Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RRR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RRR hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By: Name:	/s/ Edward A. Lang, III * Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SSS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on September 10, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SSS hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on September 10, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By: Name:	/s/ James E. O’Connor * James E. O’Connor
Title:	Chairman of the Board and
Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

SCHEDULE A SUBSIDIARY GUARANTORS
Action Disposal, Inc.
Ada County Development Company, Inc.
ADS, Inc.
ADS of Illinois, Inc.
Alabama Recycling Services, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviroengineering, Inc.
Allied Green Power, Inc.
Allied Nova Scotia, Inc.
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste Rural Sanitation, Inc.
Allied Waste Services of Colorado, Inc.
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc.
Allied Waste Transportation, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Area Disposal, Inc.
Atlantic Waste Holding Company, Inc.
Attwoods of North America, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
BBCO, Inc.
BFI Atlantic, Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of SEMASS, Inc.

BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.
BFI REF-FUEL, INC.
BFI Trans River (GP), Inc.
Borrow Pit Corp.
Browning-Ferris Financial Services, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Bunting Trash Service, Inc.
CECOS International, Inc.
Charter Evaporation Resource Recovery Systems
County Disposal, Inc.
Delta Dade Recycling Corp.
Delta Paper Stock, Co.
Delta Site Development Corp.
Delta Waste Corp.
Eagle Industries Leasing, Inc.
ECDC Environmental of Humboldt County, Inc.
ECDC Holdings, Inc.
Evergreen Scavenger Service, Inc.
G. Van Dyken Disposal Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Golden Waste Disposal, Inc.
Great Lakes Disposal Service, Inc.
Gulfcoast Waste Service, Inc.
Illinois Recycling Services, Inc.
Ingrum Waste Disposal, Inc.
Island Waste Services Ltd.
Jetter Disposal, Inc.
La Cañada Disposal Company, Inc.
Liberty Waste Holdings, Inc.
Louis Pinto & Son, Inc., Sanitation Contractors
Lucas County Land Development, Inc.
Manumit of Florida, Inc.
Midway Development Company, Inc.
Mississippi Waste Paper Company
Mountain Home Disposal, Inc.
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
Pinal County Landfill Corp.
Portable Storage Co.
Preble County Landfill, Inc.
Price & Sons Recycling Company
R.C. Miller Enterprises, Inc.
Resource Recovery, Inc.
Risk Services, Inc.

Rock Road Industries, Inc.
Ross Bros. Waste & Recycling Co.
Royal Holdings, Inc.
S & S Recycling, Inc.
San Marcos NCRRF, Inc.
Sanitary Disposal Service, Inc.
Shred — All Recycling Systems, Inc.
Standard Disposal Services, Inc.
Standard Waste, Inc.
Suburban Transfer, Inc.
Summit Waste Systems, Inc.
Tate’s Transfer Systems, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
The Ecology Group, Inc.
Total Solid Waste Recyclers, Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Vining Disposal Service, Inc.
Waste Control Systems, Inc.
Wastehaul, Inc.
Wayne County Landfill IL, Inc.

SCHEDULE B SUBSIDIARY GUARANTORS
Adrian Landfill, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Services of Stillwater, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Illinois, Inc.
Belleville Landfill, Inc.
Bond County Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
CC Landfill, Inc.
Central Sanitary Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Dempsey Waste Systems II, Inc.
DTC Management, Inc.
East Chicago Compost Facility, Inc.
Environmental Development Corp. (DE)
Environmental Reclamation Company
Environtech, Inc.
Fred Barbara Trucking Co., Inc.
Harland’s Sanitary Landfill, Inc.
Illinois Landfill, Inc.
Illinois Valley Recycling, Inc.
Kankakee Quarry, Inc.
LandComp Corporation
Lee County Landfill, Inc.

Loop Recycling, Inc.
Loop Transfer, Incorporated
Northlake Transfer, Inc.
Oakland Heights Development, Inc.
Oscar’s Collection System of Fremont, Inc.
Ottawa County Landfill, Inc.
Pittsburg County Landfill, Inc.
RCS, Inc.
Roxana Landfill, Inc.
Saline County Landfill, Inc.
Sangamon Valley Landfill, Inc.
Sauk Trail Development, Inc.
Standard Environmental Services, Inc.
Streator Area Landfill, Inc.
Suburban Warehouse, Inc.
Sunset Disposal, Inc.
Thomas Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
Williams County Landfill Inc.
Woodlake Sanitary Service, Inc.

SCHEDULE C SUBSIDIARY GUARANTORS
Agri-Tech, Inc. of Oregon
Albany-Lebanon Sanitation, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Services of Page, Inc.
Allied Waste Transfer Services of Utah, Inc.
Apache Junction Landfill Corporation
Bio-Med of Oregon, Inc.
Borrego Landfill, Inc.
Browning-Ferris Industries of California, Inc.
Capitol Recycling and Disposal, Inc.
Central Arizona Transfer, Inc.
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
Dallas Disposal Co.
Delta Container Corporation
Denver RL North, Inc.
Elder Creek Transfer & Recovery, Inc.
Forward, Inc.
Grants Pass Sanitation, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
International Disposal Corp. of California
Keller Canyon Landfill Company
Keller Drop Box, Inc.
Lathrop Sunrise Sanitation Corporation
McInnis Waste Systems, Inc.
Mesa Disposal, Inc.

Otay Landfill, Inc.
Palomar Transfer Station, Inc.
Peltier Real Estate Company
Rabanco Recycling, Inc.
Rabanco, Ltd.
Ramona Landfill, Inc.
Rossman Sanitary Service, Inc.
Source Recycling, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
United Disposal Service, Inc.
Valley Landfills, Inc.
Wasatch Regional Landfill, Inc.
WDTR, Inc.
Willamette Resources, Inc.
WJR Environmental, Inc.

SCHEDULE D SUBSIDIARY GUARANTORS
American Disposal Services of Missouri, Inc.
American Disposal Services of West Virginia, Inc.
Automated Modular Systems, Inc.
BFI Transfer Systems of New Jersey, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries, Inc.
Browning-Ferris Industries of Ohio, Inc.
Celina Landfill, Inc.
Cherokee Run Landfill, Inc.
County Disposal (Ohio), Inc.
County Landfill, Inc.
F. P. McNamara Rubbish Removal, Inc.
Lake Norman Landfill, Inc.
Newco Waste Systems of New Jersey, Inc.
New Morgan Landfill Company, Inc.
Noble Road Landfill, Inc.
Port Clinton Landfill, Inc.
R.C. Miller Refuse Service, Inc.
Tom Luciano’s Disposal Service, Inc.
Tricil (N.Y.), Inc.

SCHEDULE E SUBSIDIARY GUARANTORS
Allied Waste Industries of Tennessee, Inc.
Delta Resources Corp.

GEK, Inc.

SCHEDULE F SUBSIDIARY GUARANTORS
A D A J Corporation
Atlas Transport, Inc.
Bay Collection Services, Inc.
Bay Environmental Management, Inc.
Bay Landfills, Inc.
Bay Leasing Company, Inc.
McCusker Recycling, Inc.
Ohio Republic Contracts, II, Inc.
Ohio Republic Contracts, Inc.
Perdomo & Sons, Inc.
Republic Services Aviation, Inc.
Republic Services Holding Company, Inc.
Republic Services of Florida LP, Inc.
Republic Services of California Holding Company, Inc.
Republic Services of Indiana LP, Inc.
Republic Services of Michigan Holding Company, Inc.
Republic Services Real Estate Holding, Inc.
Republic Waste Services of Texas LP, Inc.
RI/Alameda Corp.
Sandy Hollow Landfill Corp.
Zakaroff Services

SCHEDULE G SUBSIDIARY GUARANTORS
Berkeley Sanitary Service, Inc.
BLT Enterprises of Oxnard, Inc.
Crockett Sanitary Service, Inc.
Golden Bear Transfer Services, Inc.
Republic Dumpco, Inc.
Republic Environmental Technologies, Inc.
Republic Silver State Disposal, Inc.
Richmond Sanitary Service, Inc.
Solano Garbage Company
West Contra Costa Energy Recovery Company
West Contra Costa Sanitary Landfill, Inc.
West County Landfill, Inc.
West County Resource Recovery, Inc.

SCHEDULE H SUBSIDIARY GUARANTORS
623 Landfill, Inc.
Calvert Trash Systems, Incorporated
Honeygo Run Reclamation Center, Inc.

SCHEDULE I SUBSIDIARY GUARANTORS
Arc Disposal Company, Inc.
Barker Brothers Waste, Incorporated
Compactor Rental Systems of Delaware, Inc.
CWI of Illinois, Inc.
CWI of Missouri, Inc.
FLL, Inc.
Northwest Tennessee Disposal Corporation
Reliable Disposal, Inc.
Southern Illinois Regional Landfill, Inc.
Tay-Ban Corporation
Tri-County Refuse Service, Inc.

SCHEDULE J SUBSIDIARY GUARANTORS
Envirocycle, Inc.
Republic Services of Florida GP, Inc.
Republic Waste Services of Texas GP, Inc.
Schofield Corporation of Orlando

SCHEDULE K SUBSIDIARY GUARANTORS
Allied Waste Industries, Inc.
Allied Waste North America, Inc.

SCHEDULE L SUBSIDIARY GUARANTORS
Republic Services Financial LP, Inc.

SCHEDULE M SUBSIDIARY GUARANTORS
Dinverno, Inc.

SCHEDULE N SUBSIDIARY GUARANTORS
BFI Waste Systems of New Jersey, Inc.
Waste Services of New York, Inc.

SCHEDULE O SUBSIDIARY GUARANTORS
Abilene Landfill TX, LP
BFI Transfer Systems of Texas, LP
BFI Waste Services of Indiana, LP

BFI Waste Services of Texas, LP
BFI Waste Systems of Indiana, LP
Blue Ridge Landfill TX, LP
Brenham Total Roll-Offs, LP
Camelot Landfill TX, LP
Cefe Landfill TX, LP
Crow Landfill TX, L.P.
Desarrollo del Rancho La Gloria TX, LP
El Centro Landfill, L.P.
Ellis County Landfill TX, LP
Fort Worth Landfill TX, LP
Frontier Waste Services, L.P.
Galveston County Landfill TX, LP
Giles Road Landfill TX, LP
Golden Triangle Landfill TX, LP
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Itasca Landfill TX, LP
Kerrville Landfill TX, LP
Lewisville Landfill TX, LP
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Panama Road Landfill, TX, L.P.
Pine Hill Farms Landfill TX, LP
Pleasant Oaks Landfill TX, LP
Rio Grande Valley Landfill TX, LP
Royal Oaks Landfill TX, LP
South Central Texas Land Co. TX, LP
Southwest Landfill TX, LP
Tessman Road Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Whispering Pines Landfill TX, LP

SCHEDULE P SUBSIDIARY GUARANTORS
Benton County Development Company
Clinton County Landfill Partnership
County Line Landfill Partnership
Illiana Disposal Partnership
Jasper County Development Company Partnership
Key Waste Indiana Partnership
Lake County C & D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership
Tippecanoe County Waste Services Partnership
Warrick County Development Company

SCHEDULE Q SUBSIDIARY GUARANTORS
Benson Valley Landfill General Partnership
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Morehead Landfill General Partnership

SCHEDULE R SUBSIDIARY GUARANTORS
Republic Waste Services of Texas, Ltd.
RWS Transport, L.P.

SCHEDULE S SUBSIDIARY GUARANTORS
BFI Energy Systems of Southeastern Connecticut, Limited Partnership

SCHEDULE T SUBSIDIARY GUARANTORS
Oceanside Waste & Recycling Services

SCHEDULE U SUBSIDIARY GUARANTORS
Rabanco Companies

SCHEDULE V SUBSIDIARY GUARANTORS
Republic Services Financial, Limited Partnership

SCHEDULE W SUBSIDIARY GUARANTORS
Republic Services of Florida, Limited Partnership

SCHEDULE X SUBSIDIARY GUARANTORS
Republic Services of Georgia, Limited Partnership

SCHEDULE Y SUBSIDIARY GUARANTORS
Republic Services of Indiana, Limited Partnership

SCHEDULE Z SUBSIDIARY GUARANTORS
Republic Services of Wisconsin, Limited Partnership

SCHEDULE AA SUBSIDIARY GUARANTORS
Agricultural Acquisitions, LLC

SCHEDULE BB SUBSIDIARY GUARANTORS
Allied Gas Recovery Systems, L.L.C.
Allied Transfer Systems of New Jersey, LLC
Allied Waste Systems of New Jersey, LLC
Allied Waste Transfer Services of Lima, LLC
Anson County Landfill NC, LLC
AWIN Leasing II, LLC
BFI Waste Services, LLC
Bridgeton Landfill, LLC
Browning-Ferris Industries, LLC
Cumberland County Development Company, LLC
E Leasing Company, LLC
Flint Hill Road, LLC
H Leasing Company, LLC
Harrison County Landfill, LLC
Jackson County Landfill, LLC
Jefferson Parish Development Company, LLC
Little Creek Landing, LLC
Missouri City Landfill, LLC
N Leasing Company, LLC
New York Waste Services, LLC
Obscurity Land Development, LLC
Polk County Landfill, LLC
Prince George’s County Landfill, LLC
S Leasing Company, LLC
San Diego Landfill Systems, LLC
St. Bernard Parish Development Company, LLC
St. Joseph Landfill, LLC
Wayne County Land Development, LLC

SCHEDULE CC SUBSIDIARY GUARANTORS
Allied Services, LLC

SCHEDULE DD SUBSIDIARY GUARANTORS
Allied Waste Environmental Management Group, LLC
C & C Expanded Sanitary Landfill, LLC

SCHEDULE EE SUBSIDIARY GUARANTORS
Allied Waste Niagara Falls Landfill, LLC
Allied Waste Recycling Services of New Hampshire, LLC
Allied Waste Systems of Michigan, LLC
Allied Waste Systems of Pennsylvania, LLC
Allied Waste Transfer Services of New York, LLC
Allied Waste Transfer Services of North Carolina, LLC
Allied Waste Transfer Services of Rhode Island, LLC
BFI Transfer Systems of Pennsylvania, LLC

SCHEDULE FF SUBSIDIARY GUARANTORS
Allied Waste of New Jersey-New York, LLC
Allied Waste Services of Massachusetts, LLC
Allied Waste Sycamore Landfill, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Systems of Virginia, LLC
Brunswick Waste Management Facility, LLC
Greenridge Reclamation, LLC
Greenridge Waste Services, LLC
Lee County Landfill SC, LLC
Menands Environmental Solutions, LLC
Northeast Landfill, LLC

SCHEDULE GG SUBSIDIARY GUARANTORS
Allied Waste Services of North America, LLC
Allied Waste Systems of Indiana, LLC
Allied Waste Systems of North Carolina, LLC
BFI Waste Systems of North America, LLC
Crescent Acres Landfill, LLC
Sand Valley Holdings, L.L.C.

SCHEDULE HH SUBSIDIARY GUARANTORS
Allied Waste Systems of Arizona, LLC
Allied Waste Systems of Colorado, LLC
Allied Waste Systems of Montana, LLC
Allied Waste Transfer Services of California, LLC

Allied Waste Transfer Services of Oregon, LLC

SCHEDULE II SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Arizona, LLC
Cactus Waste Systems, LLC

SCHEDULE JJ SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Florida, LLC

SCHEDULE KK SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Iowa, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of Oklahoma, LLC
Butler County Landfill, LLC
Courtney Ridge Landfill, LLC
Ellis Scott Landfill MO, LLC
Forest View Landfill, LLC
Great Plains Landfill OK, LLC
Jefferson City Landfill, LLC
Lemons Landfill, LLC
Pinecrest Landfill OK, LLC
Show-Me Landfill, LLC
Southeast Landfill, LLC

SCHEDULE LL SUBSIDIARY GUARANTORS
Ariana, LLC

SCHEDULE MM SUBSIDIARY GUARANTORS
Autauga County Landfill, LLC
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Tennessee, LLC
Chilton Landfill, LLC
Gateway Landfill, LLC
Hancock County Development Company, LLC

Madison County Development, LLC
Willow Ridge Landfill, LLC

SCHEDULE NN SUBSIDIARY GUARANTORS
BFGSI, L.L.C.

SCHEDULE OO SUBSIDIARY GUARANTORS
BFI Transfer Systems of DC, LLC
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of South Carolina, LLC
General Refuse Service of Ohio, LLC
Local Sanitation of Rowan County, L.L.C.

SCHEDULE PP SUBSIDIARY GUARANTORS
Bridgeton Transfer Station, LLC

SCHEDULE QQ SUBSIDIARY GUARANTORS
Carbon Limestone Landfill, LLC
County Land Development Landfill, LLC
Lorain County Landfill, LLC
Lucas County Landfill, LLC

SCHEDULE RR SUBSIDIARY GUARANTORS
Central Virginia Properties, LLC

SCHEDULE SS SUBSIDIARY GUARANTORS
Consolidated Disposal Service, L.L.C.
Republic Waste Services of Southern California, LLC
Rubbish Control, LLC

SCHEDULE TT SUBSIDIARY GUARANTORS
Continental Waste Industries, L.L.C.
Republic Services of North Carolina, LLC
Republic Services of Pennsylvania, LLC
Republic Services of Virginia, LLC

SCHEDULE UU SUBSIDIARY GUARANTORS
County Environmental Landfill, LLC

SCHEDULE VV SUBSIDIARY GUARANTORS
D & L Disposal L.L.C.
Envotech-Illinois L.L.C.
Liberty Waste Services of McCook, L.L.C.

SCHEDULE WW SUBSIDIARY GUARANTORS
ECDC Environmental, L.C.

SCHEDULE XX SUBSIDIARY GUARANTORS
Evergreen Scavenger Service, L.L.C.
Packerton Land Company, L.L.C.

SCHEDULE YY SUBSIDIARY GUARANTORS
Frontier Waste Services (Colorado), LLC
Frontier Waste Services (Utah), LLC
Frontier Waste Services of Louisiana L.L.C.

SCHEDULE ZZ
SUBSIDIARY GUARANTORS
Kandel Enterprises, LLC

SCHEDULE AAA SUBSIDIARY GUARANTORS
Liberty Waste Services Limited, L.L.C.

SCHEDULE BBB SUBSIDIARY GUARANTORS
Liberty Waste Services of Illinois, L.L.C.

SCHEDULE CCC SUBSIDIARY GUARANTORS
Oklahoma City Landfill, L.L.C.

SCHEDULE DDD SUBSIDIARY GUARANTORS
Republic Ohio Contracts, LLC

SCHEDULE EEE SUBSIDIARY GUARANTORS
Republic Services Group, LLC
Republic Services of Georgia LP, LLC
Republic Services of South Carolina, LLC
Republic Services of Southern California, LLC
Republic Services of Wisconsin LP, LLC

SCHEDULE FFF SUBSIDIARY GUARANTORS
Republic Services of Arizona Hauling, LLC
Republic Services of Colorado Hauling, LLC
Republic Services of Colorado I, LLC

SCHEDULE GGG SUBSIDIARY GUARANTORS
Republic Services of California II, LLC
Republic Services Vasco Road, LLC

SCHEDULE HHH SUBSIDIARY GUARANTORS
Republic Services of Georgia GP, LLC

SCHEDULE III SUBSIDIARY GUARANTORS
Republic Services of Kentucky, LLC
Republic Services of Wisconsin GP, LLC

SCHEDULE JJJ SUBSIDIARY GUARANTORS
Republic Services of Michigan Hauling, LLC
Republic Services of Michigan I, LLC
Republic Services of Michigan II, LLC
Republic Services of Michigan III, LLC
Republic Services of Michigan IV, LLC
Republic Services of Michigan V, LLC

SCHEDULE KKK SUBSIDIARY GUARANTORS
Republic Services of New Jersey, LLC

SCHEDULE LLL SUBSIDIARY GUARANTORS
Republic Services of Ohio Hauling, LLC

SCHEDULE MMM SUBSIDIARY GUARANTORS
Republic Services of Ohio I, LLC
Republic Services of Ohio II, LLC
Republic Services of Ohio III, LLC
Republic Services of Ohio IV, LLC

SCHEDULE NNN SUBSIDIARY GUARANTORS
BFI Waste Services of Tennessee, LLC

SCHEDULE OOO SUBSIDIARY GUARANTORS
RITM, LLC

SCHEDULE PPP SUBSIDIARY GUARANTORS
Total Roll-Offs, L.L.C.

SCHEDULE QQQ SUBSIDIARY GUARANTORS
Wayne Developers, LLC

SCHEDULE RRR SUBSIDIARY GUARANTORS
Webster Parish Landfill, L.L.C.

SCHEDULE SSS SUBSIDIARY GUARANTORS
Republic Services of Indiana Transportation, LLC